Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2021
Prospectus

Asher Anolic has replaced Kevin Walenta as the portfolio manager of Fidelity Environment and Alternative Energy Fund.

The following information replaces similar information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Asher Anolic (portfolio manager) has managed the fund since July 2021.

The following information replaces the biographical information for Fidelity® Environment and Alternative Energy Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Asher Anolic is portfolio manager of Fidelity Environment and Alternative Energy Fund, which he has managed since July 2021. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Anolic has worked as a research analyst and portfolio manager.

EAE-NRF-21-01 1.9903885.100	July 12, 2021